Exhibit 99.1

Kartoon Studios Advances IP-Focused Strategy with Sale of Frederator Channel Network Business

Company Retains Key Frederator Studios IP For Licensing Opportunities

Strategic Transaction Continues Company’s Realignment Towards the Monetization of Premium Intellectual Property

BEVERLY HILLS, Calif., July 17, 2026 -- Kartoon Studios, Inc. (NYSE American: TOON) (“Kartoon Studios” or the “Company”), a global entertainment company creating, producing, distributing and licensing children’s and family content, today announced the strategic sale of Frederator Networks’ Channel Network business in an all-cash transaction. Kartoon Studios will retain key intellectual property of Frederator Studios, including Bee and PuppyCat, Bravest Warriors, Castlevania and Catbug, for distribution and product licensing opportunities.

The strategic sale advances Kartoon Studios’ ongoing strategy to align its operating structure and resources on monetization of premium intellectual property, franchise development, animation production, global distribution and consumer-products commercialization.

“The transaction separates two businesses with different operating models, margin profiles and growth priorities,” commented Andy Heyward, Chairman and Chief Executive Officer of Kartoon Studios. “Key to this transaction, we are retaining key intellectual property of Frederator Studios, its creative talent and core properties, along with key channels that support our franchises. We believe this transaction makes Kartoon Studios a more focused company and better positions our team to continue executing on our strategic realignment towards the monetization of premium intellectual property.”

Total cash consideration paid to Kartoon Studios totaled $500,000 for the Frederator Networks’ Channel Network business.

About Kartoon Studios

Kartoon Studios (NYSE American: TOON) is a global, vertically integrated children’s and family entertainment company turning owned and controlled intellectual property into enduring, multi-platform franchises. The Company develops, produces, distributes, licenses and monetizes content across the full value chain, creating multiple revenue opportunities and long-term brand value.

Kartoon Studios’ growth portfolio includes Hundred Acre Wood and the Stan Lee Universe, alongside established brands and an extensive programming library. The Company operates Mainframe Studios and Toon Media Networks, as well as Beacon Media Group, a full-service marketing, communications, and media agency subsidiary of Kartoon Studios focused on children and family. Together, these assets provide production capabilities, direct audience access and distribution across linear television, AVOD, SVOD, FAST channels and streaming platforms in more than 60 territories. Kartoon Studios is focused on converting its intellectual property, infrastructure and global reach into scalable franchise growth and long-term shareholder value.

For more information, visit www.kartoonstudios.com.

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Important Cautions Regarding Forward-Looking Statements

Certain statements in this press release that are not historical facts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are subject to risks and uncertainties. Forward-looking statements include statements concerning the strategic transaction continuing the Company’s realignment towards the monetization of premium intellectual property; the strategic sale advancing Kartoon Studios’ ongoing strategy to align its operating structure and resources on monetization of premium intellectual property, franchise development, animation production, global distribution and consumer-products commercialization and the transaction making Kartoon Studios a more focused company and better positioning its team to continue executing on our strategic realignment towards the monetization of premium intellectual property Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are based on the Company’s current plans, estimates, assumptions and expectations and are not guarantees that such plans, estimates or expectations will be achieved. Actual events, results and performance may differ materially from those expressed or implied by these forward-looking statements due to various risks, uncertainties and other factors, including the Company’s ability to execute its business strategy and growth initiatives; the Company’s ability to monetize premium intellectual property, the Company’s ability to protect its intellectual property and other risks described under the heading “Risk Factors” in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission, which are available at www.sec.gov. Additional risks and uncertainties that are not currently known to the Company or that the Company currently considers immaterial may also cause actual events, results or performance to differ materially from those expressed or implied by the forward-looking statements. All forward-looking statements speak only as of the date of this press release, and Kartoon Studios undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

INVESTOR RELATIONS CONTACT:

Lytham Partners, LLC

Robert Blum

602-889-9700

toon@lythampartners.com

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